SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K/A-1


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 30, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                   CYBERTEL, COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4275 Executive Square, Suite 510
                        La Jolla, California 92037
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

Item 2.  Acquisition or Disposition of Assets.

          (i) On December 30, 1999, Cybertel, Communications Corp. (the "Registrant" or "Cybertel") entered into a Reorganization Agreement (the Telenomics Agreement") with Telenomics, Inc., a California corporation ("Telenomics"), and all of the stockholders of Telenomics (the "Telenomics Stockholders") whereby Cybertel issued 600,000 shares of "restricted securities" (common stock) to the Telenomics Stockholders in consideration of the exchange of 100% of the outstanding voting securities of Telenomics. Telenomics became a wholly-owned subsidiary of Cybertel on the closing of the Telenomics Agreement. A copy of the Telenomics Agreement, with exhibits, was attached to the 8-K Current Report dated December 30, 1999, which was previously filed with the Securities and Exchange Commission, and is incorporated herein by reference. See Item 7.

          On May 17, 2001, Cybertel, Telenomics and the principal Telenomics stockholders (the "Principal Telenomics Stockholder") entered into a Partial Rescission and Compromise and Settlement Agreement of the Telenomics Agreement ("Telenomics Recission Agreement"), a copy is attached hereto and incorporated herein by reference (see Item 7) whereby:

         1. The Principal Telenomics Stockholders returned the 580,054 shares of Cybertel that they received in exchange for the 58,162.5 shares of Telenomics under the Telenomics Reorganization to Cybertel, and Cybertel returned 100% of the Telenomics shares that it received under the Telenomics Reorganization to the Principal Telenomics Stockholders.

         2. Cybertel loaned Telenomics $24,641.64, to be payable in accordance with two promissory notes, one in the amount of $17,141.64, due and payable at the rate of $1,500 per month, commencing August 1, 2001, and bearing 8% interest per annum; and one in the amount of $7,500, due and payable on or before December 31, 2001, and bearing 8% interest per annum.

         3. Telenomics and the Principal Telenomics Stockholders jointly and severally indemnified and held Cybertel harmless from and against any and all liabilities of any type or nature whatsoever of Telenomics resulting from any operations that were conducted or otherwise incurred by Telenomics since the date of the Telenomics Reorganization until May 17, 2001; and Telenomics and the Principal Telenomics Stockholders compromised and settled all claims of any nature whatsoever that either had or may have had against Cybertel, its directors, officers or agents, in relation to the Telenomics Reorganization or any other matter not covered thereby, without qualification.

         4. Cybertel ompromised any claim, demand or action against Telenomics, its directors, officers or agents, and the Principal Telenomics Stockholders, in relation to the Telenomics Reorganization or any other matter not covered in the Telenomics Recission Agreement, without qualification.

         5. All of the current directors and executive officers of Cybertel who served as directors or executive officers of Telenomics resigned, in seriatim, and designated and appointed the Principal Telenomics Stockholders as the directors of Telenomics.

         6. Rick Hupe and Mike Foster, two the Principal Telenomics Stockholders, pledged all of their shares in Telenomics and as security for the promissory notes outlined in paragraph 2 above and will forfeit these shares to Cybertel if the repayment terms of the loan are not met. Mr. Hupe owns
16,100 shares of Telenomics, and Mr. Foster owns 17,100 shares of Telenomics. Total Telenomics shares outstanding are 60,162.5. No additional shares of Telenomics shall be issued without the approval of Cybertel until these notes are paid. In the case of a default of the payment terms of the notes, the Employment Agreements of Telenomics with Rick Hupe, Mike Foster, Danny Salinas and Fred Heald will terminate immediately.

        7. Cybertel will be responsible for the Telenomics lease on its office in Temecula, California, which expires January 1, 2002.

          (ii) Also, on December 30, 1999, Cybertel entered into an Agreement and Plan of Reorganization (the "Like Dat Music Agreement") with T. J. Knowles, the sole stockholder of Like Dat Music, Inc., a California corporation (the "Like Dat Music Stockholder" and "Like Dat Music, respectively), whereby Cybertel issued 100,000 shares of "restricted securities" (common stock) to Mr. Knowles in consideration of the exchange of 100% of the outstanding voting securities of Like Dat Music. Like Dat Music became a wholly-owned subsidiary of Cybertel on the closing of the Like Dat Music Agreement. A copy of the Like Dat Music Agreement, with exhibits, was attached to the 8-K Current Report dated December 30, 1999, which was previously filed with the Securities and Exchange Commission, and is incorporated herein by reference. See Item 7.

          On May 17, 2001, Cybertel, Mr. Knowles and Like Dat Music entered into a Partial Rescission and Compromise and Settlement Agreement (the "Like Dat Recission Agreement"), a copy is attached hereto and incorporated herein by reference (see Item 7) whereby:

          1. Mr. Knowles transferred the 100,000 shares of Cybertel received in exchange for his 350 shares of Like Dat Music under the Like Dat Music Agreement to an investor. As consideration for the 100,000 shares, the investor transferred the sum of $50,000 (as equity) to Like Dat Music to be utilized for the benefit of Like Dat Music and its operations; and Cybertel
conveyed 51% of the 350 shares of Like Dat Music to Mr. Knowles.   Cybertel
has the pre-emptive right to maintain its 49% ownership in Like Dat Music on the issuance of any securities of Like Dat Music for any reason whatsoever and regardless of the purpose of the issuance of such securities, subject to sale pursuant to Section 4 below.

          2. Like Dat Music and Mr. Knowles jointly and severally indemnified and held Cybertel harmless from and against any and all liabilities of any type or nature whatsoever of Like Dat Music resulting from any operations that were conducted or otherwise incurred by the Like Dat Music since the date of the Like Dat Music Agreement until May 17, 2001; and Like Dat Music and Mr. Knowles compromised and settled all claims of any nature whatsoever that either had or may have had against Cybertel in relation to the Like Dat Music Agreement or any other matter not covered by the Like Dat Recission Agreement, without qualification. Cybertel waived any claims, demands or actions against Mr. Knowles in connection with his involvement with Like Dat Music as either an officer, director, employee or shareholder of Cybertel for all periods of time up to and including May 17, 2001.

          3. All of the current directors and executive officers of Cybertel who served as directors or executive officers of Like Dat Music resigned, in seriatim, and designated and appointed Mr. Knowles as the sole director and as the President and Secretary of Like Dat Music. All voting by the shareholders of Like Dat Music and its directors following May 17, 2001, shall be in a majority (50.01%) vote only.

          4. After the expiration of six months from May 17, 2001, either party may offer to purchase the interest of the other in Like Dat Music, if the offer is made in writing. The party receiving the written offer shall have a period of 10 days within to accept or reject the written offer of purchase, or in its/his sole discretion, may require the party making the offer to sell its/his interest at the amount and pursuant to the terms of that party's offer of purchase. If the party receiving the written offer elects to require the party making the offer to purchase its/his shares of Like Dat Music, and if such party refuses to do so in the manner outlined in its/his written offer to purchase, then the electing party may proceed at law to collect such amount, together with reasonable attorney's fees and costs.

            5. Like Dat Music is not obligated to repay any of the equity investment from the time of the acquisition of Like Dat Music by Cybertel to May 17, 2001.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          None.

          (b) Pro Forma Financial Information.

          None.

          (c) Exhibits.

            10.1        Agreement and Plan of Reorganization.*
                             Exhibit A-Stockholders of Like Dat Music.*
                             Exhibit B-Cybertel Financial Statements.*
                             Exhibit C-Exceptions.*
                             Exhibit D-Like Dat Music Financial Statements.* Exhibit E-Exceptions.*
                             Exhibit F-Investment Letter.*
                             Exhibit G-Cybertel Compliance Certificate.*
                             Exhibit H-Like Dat Music Compliance
                                       Certificate.*


            10.2        Reorganization Agreement.*
                             Schedule A-Telenomics Stockholder.*
                             Schedule of Debt and Equity Holders.*
                             Schedule B-Conflicts or Contract Defaults.*
                             Schedule C-Subsidiaries and Prior Dealings.*
                             Schedule D-List of Assets.*
                             Schedule E-Exceptions to Titles.*
                             Schedule F-Material Change to Financials.*
                             Schedule G-Permits, Franchises and Licenses.* Schedule H-Contracts Affecting Assets.*
                             Schedule I-Contracts Requiring Future
                                        Performance.*
                             Schedule J-Disposition of Assets.*
                             Schedule K-Insurance.*
                             Schedule l-Employee Pensions and Sick Leave
                                        Policies.*
                             Schedule M-Litigation.*
                             Schedule N-Cybertel Subsidiaries.*
                             Schedule O-Cybertel Securities and Exchange
                                        Commission Filings.*
                             Schedule P-Cybertel Disclosure Documents.*
                             Exhibit 1-Telenomics Financial Statements.*
                             Exhibit 2-Investment Letter.*
                             Exhibit 3-Cybertel Financial Statements.*
                             Exhibit 4-Shareholders Agreement.*
                             Exhibit 5-Finders.*
                             Exhibit 6-Telenomics Promissory Note.*

            10.3         Partial Rescission and Compromise and Settlement
                         Agreement
                         Exhibit A-Agreement and Plan or Reorganization* Exhibit B-Unanimous Consent of the Members of the
                                       Board of Directors of Cybertel
                                       Communications Corp.
                         Exhibit B-1-Unanimous Consent of the Members of
                                     the Board of Directors of Like Dat
                                Music, Inc.
          10.4      Partial Rescission and Compromise and Settlement
                    Agreement
                         Exhibit A-Reorganization Agreement*
                         Exhibit B-Promissory Note
                         Exhibit C-Promissory Note
                         Exhibit D-Unanimous Consent of the Members of the
                                   Board of Directors of Cybertel
                                   Communications Corp.
                         Exhibit D-1-Unanimous Consent of the Members of
                                 the Board of Directors of Telenomics,
                                 Inc.

                    * Incorporated by reference from the filings of the Securities and Exchange Commission, in Cybertel's 10-SB Registration Statement, as amended, and its 10-QSB Quarterly Report for the quarter ended September 30, 1999.

            99.1        Press Release dated January 4, 2000.*

            99.2        Press Release dated January 6, 2000.*

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL, COMMUNICATIONS CORP.



Date: 6/19/2001                  By:/s/Richard D. Mangiarelli
     --------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director